UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934)

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RMR Hospitality and Real Estate Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RMR Hospitality and Real Estate Fund

400 Centre Street, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 8, 2007

To the Shareholders of RMR Hospitality and Real Estate Fund:

Notice is hereby given that the annual meeting of shareholders of RMR Hospitality and Real Estate Fund, a Massachusetts business trust (the “Fund”), will be held at 400 Centre Street, Newton, MA 02458 on Thursday, March 8, 2007, at 9:30 a.m. (Eastern Standard Time) for the following purposes:

1.                To elect one trustee by holders of preferred shares, voting separately as a class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified (“proposal 1”);

2.                To elect one trustee by holders of common shares and preferred shares, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified (“proposal 2”); and

3.                To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2.

We encourage you to contact the firm assisting the Fund in the solicitation of proxies, Innisfree M&A Incorporated (“Innisfree”), if you have any questions or need assistance in voting your shares. Brokers and banks may call Innisfree, toll free, at (888) 750-5833. All other Fund shareholders may call Innisfree, toll free, at (888) 750-5834.

The Fund’s board of trustees has fixed the close of business on December 11, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By order of the Fund’s Board of Trustees,
JENNIFER B. CLARK, Secretary of RMR Hospitality and Real Estate Fund

Newton, Massachusetts
January 29, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXYCARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED. IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE MEETING. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SEND IN YOUR BLUE PROXY CARD TODAY.

RMR Hospitality and Real Estate Fund
400 Centre Street, Newton, Massachusetts 02458

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, March 8, 2007

January 29, 2007

This proxy statement is furnished in connection with the solicitation by the board of trustees (the “board”) of RMR Hospitality and Real Estate Fund, a Massachusetts business trust (the “Fund”), of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday, March 8, 2007, at 9:30 a.m. (Eastern Standard Time), and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at 400 Centre Street, Newton, MA 02458.

Any proxy may be revoked at any time prior to the exercise thereof by timely submitting another proxy bearing a later date or by timely giving written notice to the Secretary of the Fund at the address indicated above or by voting in person at the Meeting.

This proxy statement and the enclosed BLUE proxy card are first being sent to the shareholders of the Fund on or about January 29, 2007.

The following table indicates the proposals in respect of which votes are solicited by this proxy statement and the class of shares solicited for each proposal.

Proposal	Description	Class of shares voting
Proposal 1	To elect one trustee	Preferred shares
Proposal 2	To elect one trustee	Preferred shares and common shares

A quorum of shareholders is required to take action at the Meeting. Thirty three and one third percent (33 1/3%) of the shares entitled to vote on a particular matter, represented in person or by proxy at the Meeting, will constitute a quorum for voting on that particular matter or the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting.

The holders of the outstanding preferred shares are entitled to one vote per preferred share with respect to each of proposals 1 and 2. The holders of the outstanding common shares are entitled to one vote per common share with respect to proposal 2.

The affirmative vote of a plurality of the preferred shares, voting separately as a class, that vote at the Meeting is necessary to elect the trustee nominee in proposal 1. The affirmative vote of a plurality of the common shares and preferred shares, voting together as single class, that vote at the Meeting is necessary to elect the trustee nominee in proposal 2.

Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the vote on proposals 1 and 2.

The individuals named as proxies on the enclosed BLUE proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your BLUE proxy card and give no voting instructions, your preferred shares, if any, will be voted FOR proposals 1 and 2, and your common shares, if any, will be voted FOR proposal 2.

The board has fixed the close of business on December 11, 2006, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Only shareholders of record as of the close of business on December 11, 2006 are entitled to notice of, and to vote at, the Meeting.

As of the close of business on December 11, 2006, the Fund had outstanding 2,485,000 common shares, par value $0.001 per share, and 1,120 shares of Series Th preferred shares, par value $0.0001 per share. The Fund’s common shares are listed on the American Stock Exchange (“AMEX”).

The principal executive offices of the Fund are located at 400 Centre Street, Newton, Massachusetts 02458.

The Fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at 400 Centre Street, Newton, MA 02458 (toll free telephone number (866) 790-8165).

YOUR VOTE AT THIS YEAR’S MEETING IS ESPECIALLY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

IMPORTANT:  If your Fund shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a BLUE proxy card with respect to your Fund shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a BLUE proxy card to be signed for your Fund shares. If you have any questions or need assistance in voting your Fund shares, please call the firm assisting the Fund in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Brokers and Banks Call Toll Free at (888) 750-5833
All Others Call Toll Free at (888) 750-5834

PROPOSALS 1 AND 2

ELECTION OF TRUSTEES

The board is divided into three classes. There is one trustee in class I (Mr. Harrington) whose current term expires in 2008. There are two trustees in class II (Messrs. Bailey and Martin) whose current terms expire in 2009. There are two trustees in class III (Messrs. Portnoy and Koumantzelis) whose current terms expire in 2007 and who are being proposed for re-election. Trustees in each class are elected and hold office for a term expiring at the annual meeting held in the third year following the year of their election, with each trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the Fund’s organizational documents, generally holders of preferred shares, voting separately as a class, elect two trustees, and the remaining trustees are elected by holders of the common shares and preferred shares, voting together as a single class. Messrs. Martin and Koumantzelis presently represent the holders of the Fund’s preferred shares.

At the Meeting, two Class III trustees will be elected to serve for a term of three years and until their successors have been elected and qualified. The other classes of trustees will be elected at subsequent annual meetings of Fund shareholders.

A majority of the trustees of the board are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Messrs. Harrington, Bailey and Koumantzelis are not “interested persons” of the Fund within the meaning of the 1940 Act, and are sometimes referred to herein as “disinterested trustees” or “independent trustees.”

The board has determined that a majority of the trustees of the board are independent trustees pursuant to the corporate governance standards for companies listed on the AMEX. In determining independence pursuant to AMEX standards, each year the board affirmatively determines whether the trustees have a direct or indirect material relationship with the Fund or its affiliates. When assessing a trustee’s relationship with the Fund or its affiliates, the board considers all relevant facts and circumstances, not merely from the trustee’s standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The board has determined that Messrs. Harrington, Bailey and Koumantzelis currently qualify as independent under AMEX rules. Additional information regarding the nominees and trustees is included in this proxy statement under the heading “Information Regarding Nominees and Trustees.”

PROPOSAL 1:   ELECTION OF ONE TRUSTEE IN CLASS III BY HOLDERS OF PREFERRED SHARES, VOTING SEPARATELY AS A SINGLE CLASS

In proposal 1, holders of the Fund’s preferred shares, voting separately as a class, are being asked to elect Mr. Portnoy when his term as a class III trustee expires in 2007. Holders of common shares are not entitled to vote for Mr. Portnoy.

In making their recommendation below, the nominating committee and board considered Mr. Portnoy’s qualifications for service on the board. The nominating committee considered the quality of his past services to the Fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; and other matters that the nominating committee and board deemed appropriate. Mr. Portnoy has been designated as a class III trustee by the board and is the board’s nominee for election by preferred shareholders at the Meeting to serve until the 2010 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of Mr. Portnoy, unless the proxy is marked otherwise. Mr. Portnoy has agreed to serve as trustee of the Fund if elected. However, if Mr. Portnoy becomes unable or unwilling to accept nomination for election to the board, the proxies will be voted for a substitute nominee designated by the present board. The board has no reason to believe that Mr. Portnoy will be unable to serve.

The affirmative vote of a plurality of the preferred shares, voting separately as a class, that vote at the Meeting is required to elect Mr. Portnoy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF MR. PORTNOY ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL 2:   ELECTION OF ONE TRUSTEE IN CLASS III BY HOLDERS OF COMMON SHARES AND PREFERRED SHARES, VOTING TOGETHER AS A SINGLE CLASS

In proposal 2, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Mr. Koumantzelis.

In making their recommendation below, the nominating committee and board considered Mr. Koumantzelis’s qualifications for service on the board. The nominating committee considered the quality of his past services to the Fund, his business and personal experience and reputation for integrity, intelligence, sound judgment and his expertise in complex financial issues and ability to make meaningful inquiries in that regard; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committee and board deemed appropriate. Mr. Koumantzelis has been designated as a class III trustee by the board and is the board’s nominee for election by preferred and common shareholders at the Meeting to serve until the 2010 annual meeting, and to hold office until the expiration of the term of the class III trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby FOR the election of Mr. Koumantzelis, unless the proxy is marked otherwise. Mr. Koumantzelis has agreed to serve as trustee of the Fund if elected. However, if Mr. Koumantzelis becomes unable or unwilling to accept nomination for election to the board, the proxies will be voted for a substitute nominee designated by the present board. The board has no reason to believe that Mr. Koumantzelis will be unable to serve.

The affirmative vote of a plurality of the common shares and preferred shares, voting together as a single class, that vote at the Meeting is necessary to elect Mr. Koumantzelis.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF MR. KOUMANTZELIS ON THE ENCLOSED BLUE PROXY CARD.

FUND LITIGATION AGAINST DISSIDENT SHAREHOLDERS

The Fund commenced litigation in Massachusetts Superior Court, Middlesex County, against the dissident shareholders, Bulldog Investors General Partnership, a hedge fund controlled by Mr. Phillip Goldstein, and various other entities affiliated with Mr. Goldstein, on November 13, 2006. The litigation seeks to enforce and implement a provision in the Fund’s declaration of trust that restricts share ownership to 9.8% of the Fund’s outstanding shares by any one shareholder of the Fund or group of shareholders acting together. On December 13, 2006, the dissident shareholders served a motion to dismiss the case for lack of jurisdiction, and on January 3, 2007, the Fund served its opposition to the dissident shareholders’ motion. To date, there has been no ruling on the dissident shareholders’ motion.

The Fund is organized as a Massachusetts business trust with transferable shares. The Fund’s declaration of trust provides that no shareholder (or group) may own more than 9.8% of the Fund’s outstanding shares. The dissident shareholders reportedly have acquired approximately 14.8% of the Fund’s outstanding shares. The Fund has requested that the dissident shareholders comply with the share ownership limitation and other requirements of the Fund’s trust agreement; however, despite these requests, the Fund believes that the dissident shareholders continue to be in violation of the share ownership limitation and other requirements of the Fund’s trust agreement.

DISSIDENT SHAREHOLDERS NOMINATIONS AND PROPOSAL

The dissident shareholders have informed the Fund that they intend to nominate two persons for election as trustees of the Fund at the Meeting. At the Meeting, shareholders will vote on the election of two trustees to the board. As set forth above, the board has nominated Messrs. Portnoy and Koumantzelis to stand for re-election to the board.

The Fund’s nominating committee reviewed the letter that the dissident shareholders sent informing the Fund of their intention to nominate two persons for election as trustees of the Fund at the Meeting. Although the Fund’s nominating committee may not have been required to do so, the nominating committee considered the merits of the persons proposed by the dissident shareholders, and unanimously determined not to recommend to the board those persons for nomination for election as trustees at the Meeting. The board subsequently reviewed the dissident shareholders’ proposed nominees, received the recommendation of the Fund’s nominating committee with respect to the dissident shareholders’ nominees and unanimously determined not to nominate those persons for election as trustees at the Meeting.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE BOARD’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND THAT SHAREHOLDERS NOT SIGN OR RETURN THE GREEN PROXY CARD THAT THE DISSIDENT SHAREHOLDERS MAY SEND TO YOU, EVEN AS A PROTEST VOTE AGAINST THEM.

The dissident shareholders have indicated that they also intend to present a proposal to terminate the investment advisory agreement between the Fund and RMR Advisors, Inc. (“RMR Advisors”). If a proposal by the dissident shareholders is properly brought before the Meeting, the individuals named as proxies on the enclosed BLUE proxy card will exercise their discretionary authority and vote against such proposal. Approval of any such proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. As defined in the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of (i) 67% or more of the Fund’s outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund’s outstanding shares. Abstentions and broker non-votes would have the same effect as a vote against any such proposal.

RMR Advisors, which is located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment advisor, manager and administrator for the Fund. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. RMR Advisors is an affiliate of Reit Management & Research LLC, a company principally engaged in providing management services to public companies which own real estate. Together, as of December 31, 2006, the entities managed by RMR Advisors and Reit Management & Research LLC have a total market capitalization of approximately $14.4 billion.

The Fund’s existing investment advisory agreement is dated May 16, 2005, and was approved by the Fund’s shareholders at an annual meeting of the Fund’s shareholders held on May 11, 2005. Section 15 of the 1940 Act requires that investment advisory contracts must be approved annually by the board, including a majority of the independent trustees, or by a majority of the outstanding voting securities (as determined under the 1940 Act) of an investment company. If an investment advisory contract is approved by the trustees, Section 15(c) of the 1940 Act charges the trustees with the duty to review such information as may be reasonably necessary to evaluate the terms of the investment advisory contract. In accordance with its established practice, the board most recently performed its annual review of the Fund’s investment advisory agreement with RMR Advisors at a meeting held on October 6, 2006. At that meeting, the board considered such information as it deemed appropriate to enable the board to conduct a meaningful evaluation of the investment advisory agreement before deciding in favor of its continuation. This information included, among other things, (i) a description of the business, operations and investment philosophy of RMR Advisors, as well as certain financial information relating to RMR Advisors, (ii) an analysis of the profitability of the investment advisory agreement to RMR Advisors, (iii) a comparison of the performance of the Fund to other funds managed by RMR Advisors and other closed end investment management companies within the Fund’s peer group and (iv) financial information relating to the Fund, including total return and market price data for the Fund’s shares.

After finding, among other things, that (i) RMR Advisors’s compensation is at a level comparable to investment advisors of similarly situated funds, (ii) the Fund had achieved an appropriate level of  performance and (iii) RMR Advisors and the personnel assigned to manage the Fund have the requisite experience to manage the Fund in accordance with its investment objective, the board, including the independent trustees, unanimously concluded that the continuation of the investment advisory agreement was in the best interests of the shareholders of the Fund.

With respect to the Fund’s performance, the board noted that there do not appear to be other funds which have a comparable investment focus on securities issued by companies in the hospitality and real estate industries, including common and preferred equity and debt securities of hospitality companies and common and preferred shares of real estate companies. The total returns to common shareholders realized by the Fund since it became publicly owned on April 27, 2004, until December 31, 2006, and during the year 2006 were as follows:

Period	Total Returns
	Market Value(1)	NAV(2)
04/27/04 to 12/31/06	39.8%	60.9%
Year 2006	35.5%	25.8%

(1)          Market Value total returns equal the increase in market value of a hypothetical investment in Fund common shares made at the beginning of each period shown through the end of each period shown, at prices as reported by the AMEX as of the close of business on the respective dates, and assumes that all distributions to common shareholders are reinvested in Fund common shares at market prices as reported by AMEX.

(2)          Net Asset Value, or NAV, total returns equal the increase in NAV of a hypothetical investment in Fund common shares made at the beginning of each period shown through the end of each period shown at NAV, as reported by the Fund at the close of business on the respective dates, and assumes that all distributions to common shareholders are reinvested in Fund common shares at NAV as reported by the Fund.

Terminating the investment advisory agreement pursuant to a proposal which may be presented by the dissident shareholders may be costly and may present considerable uncertainties for the Fund and its shareholders. If such a proposal were presented by the dissident shareholders and approved by the Fund’s shareholders, the board would need to hire a new investment advisor for the Fund. The board may have a difficult time finding and retaining an investment advisor with experience and skill comparable to RMR Advisors. Any new investment advisor must reach an agreement with the board, and the agreement must then be approved by the Fund’s shareholders. Negotiating and approving any new investment advisory agreement with a new investment advisor may result in significant costs for the Fund and its shareholders. Also, during this replacement period, even if there were to be an interim advisor appointed, the Fund’s investment process may be disrupted significantly.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU REJECT ANY DISSIDENT SHAREHOLDERS’ PROPOSAL TO TERMINATE THE INVESTMENT ADVISORY AGREEMENT, AND NOT SIGN OR RETURN THE GREEN PROXY CARD THAT THE DISSIDENT SHAREHOLDERS MAY SEND TO YOU, EVEN AS A PROTEST VOTE AGAINST THEM.

SOLICITATION OF PROXIES

The Fund will bear the cost of solicitation of proxies, including the preparation, printing and mailing of proxy materials. The Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Fund’s shares and obtain their voting instructions. The Fund will reimburse those firms for their expenses. In addition, the Fund has retained Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for a fee not to exceed $50,000 plus reimbursement for out of pocket expenses. Innisfree will employ approximately 25 people to solicit the Fund’s shareholders. The Fund has agreed to indemnify Innisfree against certain liabilities arising out of the Fund’s agreement with Innisfree.

Total expenses related to the solicitation of shareholders in excess of those normally spent for an annual meeting are expected to be approximately $500,000, approximately half of which has been spent to date. Proxies may be also solicited, without additional compensation, by trustees or officers of the Fund and by certain persons listed on Schedule I hereto, by mail, telephone, facsimile, telegram, in person or otherwise. Schedule I hereto sets forth certain information relating to the Fund’s trustees, officers and other participants who may be soliciting proxies on the Fund’s behalf.

INFORMATION REGARDING NOMINEES AND TRUSTEES

Certain information concerning the nominees and trustees of the Fund is set forth below. All of the nominees are currently trustees of the Fund. Each trustee of the Fund also serves as a trustee of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Asia Pacific Real Estate Fund (each an “RMR Fund,” and collectively with the Fund, the “RMR Funds”). Each RMR Fund is a closed end registered investment management company advised by RMR Advisors. The “interested persons” (as defined by Section 2(a)(19) of the 1940 Act) who are trustees of the Fund are noted (as “interested trustees”). Unless otherwise specified, the business address of the nominees and trustees of the Fund, and of RMR Advisors, is 400 Centre Street, Newton, Massachusetts 02458.

During 2006, the board held seven meetings. During 2006, no trustee attended less than 75% of the meetings of the board or of any of the meetings of the board’s committees on which he served. All members of the board are encouraged, but not required, to attend the Fund’s annual meeting of shareholders. All members of the board attended the Fund’s annual meeting of shareholders held in 2006.

Biographical and other information as of December 31, 2006, relating to trustee nominees standing for election at the Meeting is set forth below. Mr. Portnoy is an “interested person” of the Fund as a result of his ownership of, and current positions with, RMR Advisors. Mr. Koumantzelis is not an “interested person” of the Fund. He serves as a member of the Fund’s audit, compensation and nominating committees.

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of RMR Funds overseen by nominee for trustee.
Interested Trustee Nominee
Barry M. Portnoy (61)	Class III Trustee to serve until 2007. Three years.	Chairman of Reit Management & Research LLC—1986 to present; Chairman of RMR Advisors—2002 to present; portfolio manager of each of the RMR Funds other than RMR Asia Pacific Real Estate Fund—inception to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to present; managing trustee of HRPT Properties Trust—1986 to present; managing director of TravelCenters of America LLC—2006 to present.	5
Disinterested Trustee Nominee
Arthur G. Koumantzelis (76)	Class III Trustee to serve until 2007. Three years.	President and Chief Executive Officer of Gainesborough Investments LLC—1998 to present; trustee of Hospitality Properties Trust—1995 to 2007; director of TravelCenters of America LLC—2007 to present; director of Five Star Quality Care, Inc.—2001 to present; trustee of Senior Housing Properties Trust—1999 to 2003.	5

Biographical and other information as of December 31, 2006 relating to trustees who are not standing for reelection at the Meeting is set forth below. Messrs. Harrington and Bailey are not “interested persons” of the Fund. They each serve as a member of the Fund’s audit, compensation and nominating committees. Mr. Martin is an “interested person” of the Fund as a result of his former ownership of, and current positions with, RMR Advisors.

Name and age	Position held with the Fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by trustee.	Number of RMR Funds overseen by trustee.
Disinterested Trustees
Frank J. Bailey (51)	Class II Trustee to serve until 2009. Three years.	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust—2003 to present; trustee of Senior Housing Properties Trust—2002 to present; director of Appleseed Foundation, Washington, D.C.—1997 to present.	5
John L. Harrington (70)	Class I Trustee to serve until 2008. Three years.

Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation—1982 to 2006; trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; trustee of Hospitality Properties Trust—1995 to present; director of Five Star Quality Care, Inc.—2001 to 2003; trustee of Senior Housing Properties Trust—1999 to present.

			5
Interested Trustee
Gerard M. Martin (72)	Class II Trustee to serve until 2009. Three years.	Director of Reit Management & Research LLC—1986 to present; director and vice president of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to present; managing trustee of Hospitality Properties Trust—1995 to 2007; managing trustee of HRPT Properties Trust—1986 to 2006.	5

COMPENSATION OF TRUSTEES

Trustees who are “interested persons,” as defined in the 1940 Act, of the Fund receive no compensation from the Fund for services as a trustee of the Fund. The following table sets forth the compensation of the disinterested trustees of the Fund for the fiscal year ended December 31, 2006.

	Compensation from the Fund	Total compensation from RMR Funds
Frank J. Bailey	$6,772	$32,749
John L. Harrington	$6,300	$30,450
Arthur G. Koumantzelis	$6,300	$30,450

Until changed by a vote of the board, the compensation payable to each disinterested trustee by the Fund is as follows:

Timing and Description	Amount
At the first meeting of the board following the annual meeting of shareholders, an annual retainer	$3,500
For each meeting of the board or a board committee which is attended, an attendance fee*	$350

*                    Only one attendance fee is payable if more than one meeting for the Fund is held on the same day.

In addition to the compensation paid to disinterested trustees, the Fund reimburses all trustees for expenses incurred in connection with their duties as trustees.

COMMUNICATIONS WITH TRUSTEES

Any shareholder or other interested party who desires to communicate with the Fund’s trustees, individually or as a group, may do so by visiting the website of the RMR Funds (www.rmrfunds.com), by calling the Fund’s toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Hospitality and Real Estate Fund, 400 Centre Street, Newton, MA 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

BOARD COMMITTEES

The Fund has an audit committee, a compensation committee and a nominating committee. The board has adopted charters for each of these committees. Each of these board committees is comprised of Messrs. Harrington, Bailey and Koumantzelis, the disinterested trustees, who are independent under applicable AMEX listing standards.

The primary function of the Fund’s audit committee is to assist the board’s oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; compliance, accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Fund’s audit committee is directly responsible for the selection of independent accountants. The board determined that, based upon Mr. Koumantzelis’s education and experience, Mr. Koumantzelis possessed the requisite qualifications for designation, and is “independent” as defined by the applicable rules of the Securities and Exchange Commission (“SEC”) and the AMEX, and so designated him as the audit committee’s financial expert. A copy of the audit committee’s charter is available on the RMR Funds’s website at www.rmrfunds.com. During 2006, the audit committee of the Fund held five meetings.

The primary functions of the Fund’s compensation committee is to determine and review the fees paid to the Fund’s trustees and to recommend to the board the compensation payable to the Chief Compliance Officer and Director of Internal Audit. A copy of the compensation committee charter is available on the RMR Funds’s website at www.rmrfunds.com. During 2006, the Fund’s compensation committee held one meeting.

The primary function of the Fund’s nominating committee is to (i) identify individuals qualified to become disinterested trustees and to select, or recommend that the board selects, the disinterested trustee nominees for each annual meeting of the Fund’s shareholders or when vacancies occur and (ii) consider nominations of persons for election by the board by the Fund’s shareholders. A copy of the nominating committee’s charter is available on the RMR Funds’s website at www.rmrfunds.com. During 2006, the nominating committee of the Fund held one meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS

The Fund’s declaration of trust requires that certain procedures be complied with in order for a Fund shareholder to properly make a nomination for election to the board or to propose other business. If a shareholder who is entitled to do so under the Fund’s declaration of trust wishes to nominate a person or persons for election to the board or propose other business, that shareholder must provide a written notice to the Fund’s Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder’s nomination or proposal. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected. To be timely, the notice must be delivered to the Fund’s Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of shareholders of the Fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year’s annual meeting of shareholders of the Fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund.

Copies of the Fund’s declaration of trust, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the Fund’s Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Fund’s declaration of trust.

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at the Fund’s 2008 annual meeting of shareholders must be received at the Fund’s principal executive offices on or before October 1, 2007 in order to be considered for inclusion in the Fund’s proxy statement for its 2008 annual meeting of shareholders. In order for shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such nominations and proposals must be received at the Fund’s principal executive offices not later than October 31, 2007. The Fund’s declaration of trust requires that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund’s declaration of trust, not later than October 31, 2007 and not earlier than October 1, 2007.

SELECTION OF CANDIDATES FOR TRUSTEES

The board has established guidelines which set forth the qualifications for service on the board. These guidelines may be changed from time to time by the board upon the recommendation of the nominating committee. The board nominates individuals to be elected by shareholders as trustees. The board also elects trustees to fill vacancies which may occur from time to time. In both these circumstances, the board will act upon recommendations made by its nominating committee.

A purpose of the Fund’s nominating committee is to consider candidates for election as trustees who are recommended by shareholders. To be considered by the Fund’s nominating committee, a shareholder nomination must be made in accordance with the provisions of the Fund’s declaration of trust, including the procedures referred to above under the heading “Shareholder Nominations and Proposals.”

The nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

In considering candidates to serve as trustees, the nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the Fund’s long term best interests. Among the characteristics which the nominating committee considers are the following: the quality of the candidate’s past services to the Fund, if any; the business and personal experience of the candidate and their relevance to the Fund’s business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a trustee of the Fund, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2006, the Fund did not pay any third party to identify or to assist in the evaluation of any candidate for election to the board.

Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by the nominating committee.

OFFICERS OF THE FUND

Biographical and other information relating to the executive officers of the Fund as of December 31, 2006, is set forth below. The President, the Treasurer and the Secretary of the Fund are elected annually by the trustees. Any other officers of the Fund may be elected or appointed by the trustees at any time. Unless otherwise indicated, the principal business address of each officer of the Fund is 400 Centre Street, Newton, MA 02458.

Name and age	Position held with the Fund and length of time served. (Approx. number of years served.)	Other principal occupations in past 5 years.	Number of RMR Funds for which the position is held.
Thomas M. O’Brien (40)	President. Three years.	President and director of RMR Advisors—2002 to present; portfolio manager of each of the RMR Funds other than RMR Asia Pacific Real Estate Fund— inception to present; Senior Vice President of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—1996 to 2006; managing director of TravelCenters of America LLC—2006 to present; Executive Vice President, Hospitality Properties Trust—2002 to 2003; Treasurer and Chief Financial Officer, Hospitality Properties Trust—1996 to 2002.	5
Mark L. Kleifges (46)	Treasurer. Three years.	Senior Vice President of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2002 to 2006; Treasurer of RMR Advisors—2004 to present; Vice President of RMR Advisors—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present; Partner, Arthur Andersen LLP—1993 to 2002.	5

Jennifer B. Clark (45)	Secretary and Chief Legal Officer. Three years.	Senior Vice President and General Counsel of Reit Management & Research LLC—2006 to present; Vice President and General Counsel of Reit Management & Research LLC—1999 to 2006; Vice President, Secretary and Chief Legal Officer of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to present.	5
James J. McKelvey (48)	Vice President. Three years.	Vice President of RMR Advisors—2004 to present; portfolio manager of RMR Real Estate Fund and the Fund—2004 to present; portfolio manager of RMR F.I.R.E. Fund and RMR Preferred Dividend Fund—inception to present; portfolio manager and senior research officer for John Hancock Funds—1997 to 2004.	5
John C. Popeo (46)	Vice President. Three years.	Chief Financial Officer, Senior Vice President and Treasurer of Reit Management & Research LLC—2006 to present; Treasurer of Reit Management & Research LLC—1997 to 2006; Treasurer of RMR Real Estate Fund—2002 to 2004; Vice President of RMR Advisors—2004 to present; Treasurer of RMR Advisors—2002 to 2004; Treasurer, Chief Financial Officer and Secretary of HRPT Properties Trust—1999 to present.	5

Adam D. Portnoy(1) (36)	Vice President. Three years.	President and Chief Executive Officer of Reit Management & Research LLC—2006 to present; Vice President of Reit Management & Research LLC—2003 to 2006; Vice President of RMR Advisors—2003 to present; Managing Trustee of HRPT Properties Trust—2006 to present; Managing Trustee of Hospitality Properties Trust—2007 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Senior Investment Officer, International Finance Corporation, a member of the World Bank Group—2001 to 2003.	5
William J. Sheehan (62)	Chief Compliance Officer and Director of Internal Audit. Three years.	Director of Internal Audit of RMR Funds and Chief Compliance Officer of RMR Funds and of RMR Advisors—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; trustee of Hospitality Properties Trust—1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.	5

(1)          Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Fund’s knowledge, as of December 31, 2006, except as otherwise indicated, no person beneficially owned more than 5% of the Fund’s respective outstanding common or preferred shares, except as set forth below. To the Fund’s knowledge, as of December 31, 2006, none of the Fund’s officers or trustees beneficially owned any preferred shares of the Fund or 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund’s knowledge, as of December 31, 2006, the Fund’s officers and trustees beneficially own, as a group, in the aggregate 495,931 common shares of the Fund, representing approximately 20.0% of the Fund’s outstanding common shares. To the Fund’s knowledge, as of December 31, 2006, except as otherwise indicated, each owner named below has sole voting and investment power for all shares shown to be beneficially owned by that person and owns those shares directly.

Name and address of beneficial owner	Number of common shares of beneficial ownership	Percent of common shares beneficially owned
Bulldog Investors General Partnership(1)	368,400	14.82%
Barry M. Portnoy(2)	245,000	9.86%
Gerard M. Martin(3)	240,000	9.66%
QVT Financial LP & QVT Financial GP LLC(4)	135,600	5.46%

(1)          Information based on Schedule 13D/A filed with the SEC on November 17, 2006. Bulldog Investors General Partnership has an address of 60 Heritage Drive, Pleasantville, NY 10570. According to this Schedule 13D/A, the managing general partner of Bulldog Investors General Partnership is Kimball and Winthrop, Inc., and Mr. Phillip Goldstein is the President of Kimball and Winthrop, Inc. In a letter dated November 6, 2006 from Phillip Goldstein to the Secretary of the Fund, Mr. Goldstein reported that he and entities or individuals with whom he is associated owned less than 350,000 common shares of the Fund, which differed from the 368,400 common shares of the Fund that were reported as beneficially owned by Bulldog Investors General Partnership on its Schedule 13D/A filed with the SEC on November 6, 2006 and its Schedule 13D/A filed with the SEC on November 17, 2006.

(2)          240,000 common shares are beneficially owned by Mr. Portnoy by virtue of Mr. Portnoy’s 100% ownership of a corporation, which directly owns those shares, and 5,000 common shares are beneficially owned by Mr. Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Mr. Portnoy’s address is 400 Centre Street, Newton, MA 02458.

(3)          240,000 common shares are beneficially owned by Mr. Martin by virtue of Mr. Martin’s 100% ownership of a corporation, which directly owns those shares. Mr. Martin’s address is 400 Centre Street, Newton, MA 02458.

(4)          Information based on Schedule 13G filed with the SEC on September 15, 2006. The address of each of QVT Financial LP & QVT Financial GP LLC is 1177 Avenue of the Americas, 9th Floor, New York, NY 10036. According to this Schedule 13G, QVT Financial LP & QVT Financial GP LLC have shared voting power and shared dispositive power for the shares reported on such form to be beneficially owned by them.

The following table sets forth, for each of the Fund’s trustees and nominees, the aggregate dollar range of the Fund’s equity securities and equity securities in RMR Funds overseen or to be overseen by each Fund trustee or nominee beneficially owned as of December 31, 2006. The information as to beneficial ownership is based on statements furnished to the Fund by such trustees and nominees.

Name	Dollar range of the equity securities in the Fund	Aggregate dollar range of equity securities in RMR Funds overseen or to be overseen by trustee or nominee
Interested Trustees
Barry M. Portnoy	Over $100,000	Over $100,000
Gerard M. Martin	Over $100,000	Over $100,000
Disinterested Trustees
John L. Harrington	None	Over $100,000
Frank J. Bailey	None	$1,001—$50,000
Arthur G. Koumantzelis	$1—$1,000	$1,001—$50,000

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Fund’s trustees and executive officers, and persons who own more than 10% of a registered class of the Fund’s equity securities, as well as RMR Advisors and its officers and directors, file reports of ownership and changes in ownership of securities with the SEC and AMEX. The Fund’s executive officers and trustees and greater than 10% shareholders, as well as RMR Advisors and its officers and directors, are required to furnish the Fund with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of these reports furnished or written representations that no such reports were required, the Fund believes that, during 2006, all filing requirements under Section 16(a) of the Exchange Act applicable to its executive officers and trustees, as well as RMR Advisors and its officers and directors, were timely met. The Fund has not received any reports filed pursuant to Section 16(a) of the Exchange Act by Bulldog Investors General Partnership or Mr. Phillip Goldstein, nor has Bulldog Investors General Partnership or Mr. Goldstein represented to the Fund that no such reports were required. Also, the information in public filings made by Bulldog Investors General Partnership appears to contradict information in letters the Fund has received from Mr. Goldstein and Bulldog Investors General Partnership. The Fund is not aware of any basis for Bulldog Investors General Partnership or Mr. Goldstein to be exempt from the requirement to file reports pursuant to Section 16(a) of the Exchange Act or from the requirement to provide copies of such reports to the Fund. Accordingly, the Fund believes that Bulldog Investors General Partnership and Mr. Goldstein are in violation of the requirements under Section 16(a) of the Exchange Act.

OTHER INFORMATION ABOUT THE FUND’S
INVESTMENT ADVISOR AND ADMINISTRATOR

RMR Advisors serves as the investment advisor, manager and administrator for the Fund and the other RMR Funds. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. State Street Bank & Trust Company, located at One Federal Street, Boston, Massachusetts 02206, is the Fund’s sub-administrator.

The Fund’s investment advisory agreement with RMR Advisors calls for fees to RMR Advisors equal to an annual rate of 0.85% of the Fund’s managed assets. The Fund’s managed assets are equal to the net asset value of the Fund’s common shares plus the liquidation preference of the Fund’s preferred shares and the principal amount of the Fund’s borrowings outstanding, if any. As of December 31, 2006, the managed assets of the Fund were $92.3 million. For the first five years of the Fund’s operation following the closing of the Fund’s first public offering of common shares, RMR Advisors has contractually agreed to waive fees equal to an annual rate of 0.25% of managed assets of the Fund. During 2006, advisory fees, net of contractual waivers, were $461,473. Neither RMR Advisors nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund’s administration agreement.

To date, amounts paid or payable to RMR Advisors under the administration agreement have been limited to reimbursement of the fees charged to RMR Advisors for the Fund by State Street Bank & Trust Company, which fees in 2006 totaled $114,758. The board, and separately the Fund’s disinterested trustees, authorized (i) reimbursement payments to RMR Advisors for services of the Fund’s Chief Compliance Officer and Director of Internal Audit and internal audit services that totaled $39,425 for 2006; and (ii) the joint participation of RMR Advisors, the Fund and other RMR Funds in certain insurance policies, for which payments were made by the Fund that totaled $16,932 during the fiscal year ended December 31, 2006.

Under the terms of the Fund’s investment advisory agreement with RMR Advisors, RMR Advisors provides the Fund with an investment program, makes investment decisions and manages the Fund’s business affairs in accordance with the Fund’s investment objectives and policies, subject to the general supervision of the board. RMR Advisors also provides persons satisfactory to the board to serve as the Fund’s officers. The investment advisory agreement for the Fund continues from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. The Fund’s investment advisory agreement may be terminated by a majority of the Fund’s trustees or by proper vote of the Fund’s shareholders, at any time upon sixty days’ notice and payment of compensation earned prior to such termination. On October 6, 2006, the trustees of the Fund approved the continuation of the investment advisory agreement with RMR Advisors and the continuation of the administration agreement with RMR Advisors.

RMR Advisors is an affiliate of Reit Management & Research LLC, a company principally engaged in providing management services to public companies which own real estate. Together, as of December 31, 2006, the entities managed by RMR Advisors and Reit Management & Research LLC have a total market capitalization of approximately $14.4 billion.

Three other RMR Funds managed by RMR Advisors have investment objectives which are somewhat similar to the Fund, and those three other funds sometimes invest in some of the same securities as the Fund. The following table sets forth the managed assets and net assets for each of those funds at December 31, 2006, RMR Advisors’s fee rate for 2006 with respect to each of those funds and the rate of fees waived by RMR Advisors for 2006.

Fund Name	Managed assets at December 31, 2006 ($ in millions)	Net assets at December 31, 2006 ($ in millions)	Fee to RMR Advisors as a percentage of managed assets for 2006	Fee waiver by RMR Advisors as a percentage of managed assets for 2006
RMR Real Estate Fund	$184.8	$134.8	0.85%	0.25%
RMR F.I.R.E. Fund	$56.9	$36.9	0.85%	0.25%
RMR Preferred Dividend Fund	$71.2	$48.7	0.85%	0.55%

DIRECTORS AND OFFICERS OF THE ADVISOR

Information as of December 31, 2006, relating to the directors and officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of RMR Advisors. Additional biographical information about RMR Advisors’s directors and officers can be found elsewhere in this proxy statement.

Name (age)	Position	Date position was acquired
Thomas M. O’Brien (40)	President and Director	July 2002
Barry M. Portnoy (61)	Owner, Director and Vice President	July 2002
Gerard M. Martin (72)	Vice President and Director	July 2002
Mark L. Kleifges (46)	Treasurer	September 2004
Jennifer B. Clark (45)	Vice President, Secretary and Chief Legal Officer	July 2002
James J. McKelvey (48)	Vice President	July 2004
John C. Popeo (46)	Vice President	September 2004
Adam D. Portnoy (36)	Owner and Vice President	December 2003
William J. Sheehan (62)	Chief Compliance Officer	September 2004

Messrs. Martin and Barry M. Portnoy are trustees of the Fund, and Messrs. O’Brien, Kleifges, McKelvey, Popeo, Adam D. Portnoy and Sheehan and Ms. Clark are officers of the Fund.

AUDIT COMMITTEE REPORT

In the course of its oversight of the Fund’s financial reporting process and prior to February 28, 2007, the audit committee of the Fund expects to: (i) review and discuss with management the Fund’s 2006 audited financial statements for the period ended December 31, 2006, prior to their issuance; (ii) discuss with Ernst & Young LLP, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, (iii) receive the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; (iv) discuss with the auditors their independence; and (v) consider whether the provision of non-audit services by the auditors is compatible with maintaining their independence and conclude whether it is compatible.

After the foregoing review and discussions, the audit committee will recommend to the board whether the audited financial statements will be included in the Fund’s Annual Report for 2006.

AUDIT COMMITTEE
of RMR Hospitality and Real Estate Fund,
John L. Harrington, Chairman
Frank J. Bailey
Arthur G. Koumantzelis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The board has appointed Ernst & Young LLP as the Fund’s independent registered public accountant for 2006. The Fund expects that prior to February 28, 2007, its board will appoint independent registered public accountants for the Fund for 2007 at a meeting of the board, which the Fund currently expects will be Ernst & Young LLP. The Fund does not know of any direct or indirect financial interest of Ernst & Young LLP in the Fund.

A representative of Ernst & Young LLP is expected to be present at the Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Meeting.

The fees for services provided by Ernst & Young LLP to the Fund for the last two years (the Fund’s fiscal year being a calendar year), including estimated amounts for completion of the 2006 audit, were as follows:

	2005	2006
Audit fees	$34,000	$35,000
Audit related fees	38,000	12,000
Tax fees	8,000	8,400
Ernst & Young LLP total fees	$80,000	$55,400

The Fund’s audit committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor the continuing independence of such accountants. Under these policies, no services may be undertaken by the Fund’s independent registered public accountants unless the engagement is specifically pre-approved by the audit committee or the services are included within a category which has been generally approved by the audit committee. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Fund’s Chief Compliance Officer and Director of Internal Audit is responsible to report to the audit committees regarding compliance with these policies.

The audit committees will not approve engagements of the Fund’s independent registered public accountants to perform non-audit services if doing so will cause such accountants to cease to be independent within the meaning of applicable SEC or AMEX rules. In other circumstances, the audit committee considers, among other things, whether the independent registered public accountants are able to provide the required services in a more or less effective and efficient manner than other available service providers.

There were no non-audit fees billed by Ernst & Young LLP for 2006 or 2005 for services rendered to RMR Advisors in 2006 or 2005.

All services in 2005 and 2006 for which the Fund engaged the principal accountants were approved by the audit committee. The only non-audit services provided by Ernst & Young LLP in 2005 and 2006 were for tax services. These tax services involved reviewing the Fund’s tax reporting and tax compliance procedures. The audit committee determined that the non-audit services provided by Ernst & Young LLP to the Fund and RMR Advisors were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of Ernst & Young LLP, the audit committee considered the working relationship of the Fund with Ernst & Young LLP, determined the fees for audit and non-audit services to the Fund to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2005 and 2006 are set forth above.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other record holders may participate in the practice of “householding” proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund’s annual report may be sent to multiple shareholders of the Fund in each household. The Fund will promptly deliver a separate copy of either document to you, when available, if you write to or call the Fund at the following address or telephone number:  RMR Hospitality and Real Estate Fund, 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Fund at the above address or telephone number.

OTHER MATTERS

The dissident shareholders filed a preliminary proxy statement with the SEC on January 18, 2007 in which the dissident shareholders announced an intention to submit an additional proposal for consideration at the Meeting (in addition to its intention to nominate two trustees and submit a proposal to terminate the Fund’s investment advisory agreement, which are referred to above). If that proposal were to properly come before the Meeting, the individuals named as proxies on the enclosed BLUE proxy card will exercise their discretionary authority and vote against such proposal. At this time, the board knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the individuals named on the enclosed BLUE proxy card to exercise their discretionary authority and vote such proxy in accordance with their judgment on such matters.

By order of the board
JENNIFER B. CLARK, Secretary of
RMR Hospitality and Real Estate Fund
Newton, Massachusetts January 29, 2007

IMPORTANT

If your shares are held in your own name, please sign, date and return the enclosed BLUE proxy card today. If your shares are held in “Street Name,” only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please return the enclosed BLUE proxy card to your broker or bank and contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.

Do not sign the green proxy card that you may receive from the dissident shareholders, even as a protest vote against them. If you believe that you may previously have voted on a green proxy card furnished by the dissident shareholders, you can revoke that proxy by signing, dating and mailing the enclosed BLUE proxy card in the enclosed postage paid envelope.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Fund in the solicitation of proxies:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York  10022
Brokers and Banks Call Toll Free at (888) 750-5833
All Others Call Toll Free at (888) 750-5834

Schedule I

Information Concerning the Directors and Officers of the Fund
And Other Persons Who May Solicit Proxies

The following table sets forth the name and title of persons who may be deemed to be participants on behalf of the Fund in the solicitation of proxies from shareholders of the Fund. Unless otherwise indicated, the principal business address of each of the following persons is 400 Centre Street, Newton, Massachusetts 02458.

Trustees, Nominees and Certain Officers of the Fund
Name	Position and Address
Frank J. Bailey	Trustee 101 Federal Street Boston, MA 02110
John L. Harrington	Trustee 990 Washington Street Dedham, MA 02026
Arthur G. Koumantzelis	Trustee 80 Hayden Avenue Lexington, MA 02421
Gerard M. Martin	Trustee
Barry M. Portnoy	Trustee
Thomas M. O’Brien	President
Mark L. Kleifges	Treasurer
Jennifer B. Clark	Secretary and Chief Legal Officer
James J. McKelvey	Vice President
John C. Popeo	Vice President
Adam D. Portnoy	Vice President
Certain Officers of RMR Advisors, Inc.
Thomas M. O’Brien	President and Director
Barry M. Portnoy	Vice President and Director
Gerard M. Martin	Vice President and Director
Mark L. Kleifges	Treasurer
Jennifer B. Clark	Vice President, Secretary and Chief Legal Officer
James J. McKelvey	Vice President
John C. Popeo	Vice President
Adam D. Portnoy	Vice President

Shares Held by Participants

The participants listed in this Schedule I own beneficially or of record common shares of the Fund in the following amounts: Gerard M. Martin, 240,000 shares; Barry M. Portnoy, 245,000 shares; Adam D. Portnoy, 5,000 shares; Arthur G. Koumantzelis, 133 shares; Thomas M. O’Brien, 8,459 shares; Mark L. Kleifges, 1,334 shares; Jennifer B. Clark, 670 shares; and John C. Popeo, 335 shares. No participant listed in this Schedule I (i) has purchased or sold shares of the Fund since January 29, 2005, except Fund common shares purchased pursuant to the Fund’s dividend reinvestment plan or (ii) owns beneficially or of record any preferred shares of the Fund. Each participant beneficially owns those Fund shares which such participant owns of record.

Miscellaneous Information Concerning Participants

Except as described in this Schedule I or in the proxy statement, none of the participants nor any of their respective associates (together, the “Participant Associates”) (i) directly or indirectly beneficially owns any shares of the Fund or (ii) has had any relationship with the Fund in any capacity other than as an employee, officer or trustee. Furthermore, except as described in this Schedule I or in the proxy statement, no Participant Associate is either a party to any transaction or series of transactions since December 31, 2005, or has knowledge of any currently proposed transaction or series of transactions, (i) to which the Fund was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any Participant Associate had, or will have, a direct or indirect material interest. Except as described in the proxy statement, no Participant Associate has any arrangement or understanding with any person respecting any future employment by the Fund or its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party. Except as described in this Schedule I or in the proxy statement, no participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund.

I-2

PLEASE DETACH BLUE PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

RMR HOSPITALITY AND REAL ESTATE FUND

For the Annual Meeting of Shareholders
To be held on Thursday, March 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

BLUE PROXY

The undersigned shareholder of RMR Hospitality and Real Estate Fund (the “Fund”), a Massachusetts business trust, hereby appoints Thomas M. O’Brien, Gerard M. Martin and Jennifer B. Clark, or any one of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund to be held on Thursday, March 8, 2007, at 9:30 a.m. (Eastern Standard Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Fund’s notice of the annual meeting of shareholders and of the accompanying proxy statement and revokes any proxy heretofore given with respect to the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO A PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE FUND’S NOMINEE FOR TRUSTEE IN SUCH PROPOSAL. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign, date and mail
your blue proxy card as soon as possible!

PLEASE DETACH BLUE PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

☒       Please mark
votes as in
this example.

THE BOARD OF TRUSTEES RECOMMENDS VOTES “FOR” PROPOSALS 1 AND 2 LISTED BELOW

		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 1:	Election of Trustee in Class III (Preferred Shares Only): Nominee: Barry M. Portnoy	☐	☐
		FOR	WITHHOLD AUTHORITY
		NOMINEE	FOR NOMINEE
Proposal 2:	Election of Trustee in Class III (Preferred and Common Shares): Nominee: Arthur G. Koumantzelis	☐	☐

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting.
Please be sure to sign and date this Proxy.
, 2007
Date

Signature

Signature (if jointly held)

Title:

NOTE: Please sign exactly as your name(s) appear(s) on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.